                                                                    Exhibit 99.2


DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999

================================================================================

                                            Document   Previously    Explanation
   Required attachments                     Attached    Submitted      Attached

   1.  Tax Receipts                           ( )          ( )         ( N/A )

   2.  Bank Statements                       ( X )         ( )           ( )

   3.  Most recently filed                    ( )         ( X )          ( )
        Income Tax Return

   4.  Most recent Annual Financial           ( )         ( X )          ( )
       Statements prepared by accountant

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE PARTY:

      /s/BETH A. SAVAGE                             Chief Financial Officer
      ------------------------------------------    --------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

      BETH A. SAVAGE                                7/20/99
      ------------------------------------------    --------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                       DATE


      PREPARER:

      /s/DONNA M. ZIANNI                            Assistant Controller
      ------------------------------------------    --------------------------
      ORIGINAL SIGNATURE OF PREPARER                          TITLE

      DONNA M. ZIANNI                               7/20/99
      ------------------------------------------    --------------------------
      PRINTED NAME OF PREPARER                                DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


                           COMPARATIVE BALANCE SHEET
                                  (UNAUDITED)

      ------------------------------------------------------------------------------------------------------------------
      ASSETS                                                           JAN-99               FEB-99               MAR-99
                                                                   -----------------------------------------------------
                                                                    30-JAN-99            27-FEB-99            03-APR-99
      ------------------------------------------------------------------------------------------------------------------
      1. CASH                                                       5,196,592           17,965,537           16,516,897
      ------------------------------------------------------------------------------------------------------------------
      2. ACCOUNTS RECEIVABLE                                       28,279,075            4,967,110            4,377,658
      ------------------------------------------------------------------------------------------------------------------
      3. INVENTORY                                                    550,000                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      4. NOTES RECEIVABLE                                                   0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      5. PREPAID EXPENSES                                           1,125,926              995,193              906,015
      ------------------------------------------------------------------------------------------------------------------
      6. OTHER (CREDIT CARD RESERVES)                               2,438,004            2,461,426            2,461,426
      ------------------------------------------------------------------------------------------------------------------
      7. TOTAL CURRENT ASSETS                                      37,589,597           26,389,266           24,261,996
      ------------------------------------------------------------------------------------------------------------------
      8. PROPERTY, PLANT & EQUIPMENT, net                                   0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      9. ASSETS HELD FOR SALE                                      13,742,092              532,147              272,845
      ------------------------------------------------------------------------------------------------------------------
      10. TOTAL PROPERTY, PLANT & EQUIP                            13,742,092              532,147              272,845
      ------------------------------------------------------------------------------------------------------------------
      11. DUE FROM AFFILIATES & INSIDERS                                    0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      12. INTANGIBLES (ATTACH LIST)                                         0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      13. OTHER (PREPAID FINANCE FEES)                              2,212,898                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      14. TOTAL ASSETS                                             53,544,587           26,921,413           24,534,841
      ------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------
      15. ACCOUNTS PAYABLE & ACCRUALS                                 461,327            1,140,178            1,096,046
      ------------------------------------------------------------------------------------------------------------------
      16. TAXES PAYABLE                                               461,823               42,638                    0
      ------------------------------------------------------------------------------------------------------------------
      17. NOTES PAYABLE                                                     0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      18. PROFESSIONAL FEES                                         1,633,563            2,060,263            1,258,933
      ------------------------------------------------------------------------------------------------------------------
      19. SECURED DEBT                                                      0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      20. DUE TO AFFILIATES & INSIDERS                                      0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      21. OTHER - (DEFERRED REVENUE from Service Policies)                  0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      22. TOTAL POSTPETITION
           LIABILITIES                                              2,556,713            3,243,079            2,354,979
      ------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      ------------------------------------------------------------------------------------------------------------------
      23. SECURED DEBT                                              3,582,022                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      24. PRIORITY DEBT                                                     0                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      25. UNSECURED DEBT                                           74,127,358           57,722,151           57,477,939
      ------------------------------------------------------------------------------------------------------------------
      26. OTHER                                                    25,808,250                    0                    0
      ------------------------------------------------------------------------------------------------------------------
      27. TOTAL PREPETITION LIABILITIES                           103,517,630           57,722,151           57,477,939
      ------------------------------------------------------------------------------------------------------------------
      28. TOTAL LIABILITIES                                       106,074,343           60,965,230           59,832,918
      ------------------------------------------------------------------------------------------------------------------
      EQUITY
      ------------------------------------------------------------------------------------------------------------------
      29. PREPETITION OWNERS' EQUITY                               (1,334,175)          (1,334,175)          (1,334,175)
      ------------------------------------------------------------------------------------------------------------------
      30. POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                       (51,195,581)         (32,709,642)         (33,963,902)
      ------------------------------------------------------------------------------------------------------------------
      31. TOTAL EQUITY (DEFICIT)                                  (52,529,756)         (34,043,817)         (35,298,077)
      ------------------------------------------------------------------------------------------------------------------
      32. TOTAL LIABILITIES &
           OWNERS' EQUITY                                          53,544,587           26,921,413           24,534,841
      ------------------------------------------------------------------------------------------------------------------

      Notes for month ending April 3, 1999:
       Item 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
       Item 25: Consists of Accounts Payable, Accrued Liabilities and Customer Refunds.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


                                INCOME STATEMENT
                                   (UNAUDITED)

      ------------------------------------------------------------------------------------------------------------------------------
      REVENUES                                                                      JAN-99               FEB-99           MAR-99
                                                                                ----------------------------------------------------
                                                                                 30-JAN-99            27-FEB-99        03-APR-99
      ------------------------------------------------------------------------------------------------------------------------------
      1. GROSS REVENUES                                                             45,157                 (601)          19,447
      ---------------------------------------------------------------------------------------------------------------------------
      2. COST OF GOODS SOLD                                                         61,578               21,565            5,427
      ---------------------------------------------------------------------------------------------------------------------------
      3. GROSS PROFIT                                                              (16,421)             (22,166)          14,020
      ---------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      4. Payroll                                                                   561,114              206,946          209,964
      ---------------------------------------------------------------------------------------------------------------------------
      5. Payroll Taxes                                                              39,496               19,040           16,337
      ---------------------------------------------------------------------------------------------------------------------------
      6. Employee Benefits                                                           8,369                  156          (83,864)
      ---------------------------------------------------------------------------------------------------------------------------
      7. Depreciation and Amortization                                                   0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      8. Occupancy Costs                                                           391,883              458,023          213,550
      ---------------------------------------------------------------------------------------------------------------------------
      9. Advertising                                                               389,644               31,087                0
      ---------------------------------------------------------------------------------------------------------------------------
      10. Store Delivery                                                                 0               (4,337)               0
      ---------------------------------------------------------------------------------------------------------------------------
      11. Home Delivery                                                               (985)                   0                0
      ---------------------------------------------------------------------------------------------------------------------------
      12. Financing Costs                                                          394,025              385,253              461
      ---------------------------------------------------------------------------------------------------------------------------
      13. Equipment Rental                                                         103,845               71,497          192,955
      ---------------------------------------------------------------------------------------------------------------------------
      14. Outsource Services                                                         4,020                4,483            1,042
      ---------------------------------------------------------------------------------------------------------------------------
      15. Taxes                                                                      2,431                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      16. Insurance                                                                 47,751               49,927           50,000
      ---------------------------------------------------------------------------------------------------------------------------
      17. Legal and Professional                                                    53,200               49,639           13,706
      ---------------------------------------------------------------------------------------------------------------------------
      18. Impairment of Long-Lived Assets                                                0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      19. Reversal of Restructuring Charge                                               0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      20. Finance and other receivables write-off                                        0            1,649,752                0
      ---------------------------------------------------------------------------------------------------------------------------
      21. Other (Attach List)                                                      107,954               38,470           13,341
      ---------------------------------------------------------------------------------------------------------------------------
      22. TOTAL OPERATING EXPENSES                                               2,102,747            2,959,936          627,492
      ---------------------------------------------------------------------------------------------------------------------------
      23. OPERATING INCOME                                                      (2,119,168)          (2,982,102)        (613,472)
      ---------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      24. OTHER INCOME - Interest                                                   (2,996)                   0                0
      ---------------------------------------------------------------------------------------------------------------------------
      25. OTHER EXPENSES (ATTACH LIST)                                                   0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      26. INTEREST EXPENSE                                                         244,685                1,516                0
      ---------------------------------------------------------------------------------------------------------------------------
      27. OTHER - Loss (gain) on sale of assets                                  3,627,154            2,729,185           99,588
      ---------------------------------------------------------------------------------------------------------------------------
      28. NET OTHER INCOME & EXPENSES                                            3,868,843            2,730,701           99,588
      ---------------------------------------------------------------------------------------------------------------------------
      29. LOSS BEFORE REORGANIZATION EXPENSES, TAXES AND EXTRAORDINARY ITEM     (5,988,011)          (5,712,803)        (713,060)
      ---------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      30. PROFESSIONAL FEES                                                        685,555              650,229          605,419
      ---------------------------------------------------------------------------------------------------------------------------
      31. U.S. TRUSTEE FEES                                                              0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      32. INTEREST INCOME                                                          (37,180)             (59,589)         (64,219)
      ---------------------------------------------------------------------------------------------------------------------------
      33. OTHER (ATTACH LIST)                                                       16,700                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      34. TOTAL REORGANIZATION EXPENSES                                            665,075              590,640          541,200
      ---------------------------------------------------------------------------------------------------------------------------
      35. INCOME TAX                                                                     0                    0                0
      ---------------------------------------------------------------------------------------------------------------------------
      36. LOSS BEFORE EXTRAORDINARY ITEM                                        (6,653,086)          (6,303,443)      (1,254,260)
      ---------------------------------------------------------------------------------------------------------------------------
      37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT                              0           (1,568,359)               0
      ---------------------------------------------------------------------------------------------------------------------------
      38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED SERVICE POLICY REVENUE            0           21,392,765                0
      ---------------------------------------------------------------------------------------------------------------------------
      39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY UNDER CAPITAL LEASE AND
          REJECTION OF RELATED LEASE OBLIGATIONS                                         0            5,003,226                0
      ---------------------------------------------------------------------------------------------------------------------------
      40. NET LOSS                                                              (6,653,086)          18,524,189       (1,254,260)
      ----------------------------------------------------------------------------------------------------------------------------

      Notes for month ending April 3, 1999:
       Item 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.
       Item 27: See supporting schedule for MOR-3 detailing loss on acquisition of a certain lease by Hilco.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


      ------------------------------------------------------------------------------------------------------------------------------
      CASH RECEIPTS AND                                                             JAN-99              FEB-99           MAR-99
                                                                                ----------------------------------------------------
      DISBURSEMENTS                                                                30-JAN-99           27-FEB-99        03-APR-99
      ------------------------------------------------------------------------------------------------------------------------------
        1   CASH-BEGINNING OF MONTH                                            12,192,000.98        5,254,547.74    17,855,845.23
      ------------------------------------------------------------------------------------------------------------------------------
                                                                        RECEIPTS
      ------------------------------------------------------------------------------------------------------------------------------
       2.   CASH SALES                                                          4,026,688.76          586,949.52             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       3.   COLLECTION OF ACCOUNTS RECEIVABLE                                           0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       3a.  Liquidator reimbursement for expenses paid by Sun                     613,010.53        1,025,637.44        99,054.85
      ------------------------------------------------------------------------------------------------------------------------------
       4.   LOANS & ADVANCES (ATTACH LIST)                                              0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       5.   SALE OF ASSETS                                                        453,320.81       20,266,134.34       220,285.70
      ------------------------------------------------------------------------------------------------------------------------------
       6.   OTHER                                                               6,210,403.29        1,180,254.04       389,922.84
      ------------------------------------------------------------------------------------------------------------------------------
       7.   TOTAL RECEIPTS                                                     11,303,423.39       23,058,975.34       709,263.39
      ------------------------------------------------------------------------------------------------------------------------------
       8.   TOTAL CASH AVAILABLE                                               23,495,424.37       28,313,523.08    18,565,108.62
      ------------------------------------------------------------------------------------------------------------------------------
                                                           CURRENT MONTH DISBURSEMENTS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                                   30-Jan-99           27-Feb-99        03-Apr-99
      ------------------------------------------------------------------------------------------------------------------------------
                              PURPOSE                                                AMOUNT              AMOUNT           AMOUNT
      ------------------------------------------------------------------------------------------------------------------------------
       9.   BANK FEES AND DEBT PAYDOWN                                          2,902,474.81        6,049,883.14         7,377.47
      ------------------------------------------------------------------------------------------------------------------------------
       10.  ADVERTISING                                                            18,826.08           79,008.20        27,829.86
      ------------------------------------------------------------------------------------------------------------------------------
       11.  MERCHANDISE/PARTS                                                     204,547.69           45,284.72        10,497.88
      ------------------------------------------------------------------------------------------------------------------------------
       12.  PAYROLL                                                               585,589.80          243,658.73       174,283.79
      ------------------------------------------------------------------------------------------------------------------------------
       13.  STORE RENT                                                            333,485.23          646,106.86        63,529.66
      ------------------------------------------------------------------------------------------------------------------------------
       14.  EQUIPMENT RENT                                                         30,735.22           68,441.22       214,913.12
      ------------------------------------------------------------------------------------------------------------------------------
       15.  CONSTRUCTION                                                                0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       16.  EMPLOYEE EXPENSES/UNIFORMS                                              8,645.60            8,732.94        10,186.75
      ------------------------------------------------------------------------------------------------------------------------------
       17.  FREIGHT/POSTAGE                                                        22,878.65            2,140.20            20.18
      ------------------------------------------------------------------------------------------------------------------------------
       18.  GASOLINE                                                                    0.00           32,200.24         2,637.43
      ------------------------------------------------------------------------------------------------------------------------------
       19.  HOTEL/AIR FARE                                                              0.00            2,853.79         5,289.00
      ------------------------------------------------------------------------------------------------------------------------------
       20.  INSURANCE                                                             253,760.66          198,455.98        97,814.80
      ------------------------------------------------------------------------------------------------------------------------------
       21.  WORKERS COMPENSATION                                                   40,475.40           37,756.05        59,028.40
      ------------------------------------------------------------------------------------------------------------------------------
       22.  401 K TRANSFER                                                         17,121.96                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       23.  MISCELLANEOUS                                                          31,474.16           17,393.36             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       24.  GARNISHMENTS                                                            2,469.36            1,986.01         1,302.50
      ------------------------------------------------------------------------------------------------------------------------------
       25.  SUPPLIES/MAINTENANCE                                                        0.00           15,366.57        14,988.54
      ------------------------------------------------------------------------------------------------------------------------------
       26.  CUSTOMER REFUNDS                                                            0.00              534.97             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       27.  SECURITY                                                                1,872.06            4,226.06         3,518.40
      ------------------------------------------------------------------------------------------------------------------------------
       28.  TAXES                                                               1,605,013.17          488,876.84        45,405.57
      ------------------------------------------------------------------------------------------------------------------------------
       29.  TEMPORARY HELP SERVICES                                                 7,243.43            6,749.32         5,782.93
      ------------------------------------------------------------------------------------------------------------------------------
       30.  UTILITIES                                                             254,689.87          208,877.36        97,786.76
      ------------------------------------------------------------------------------------------------------------------------------
       31.  WASTE REMOVAL                                                               0.00            2,642.12         6,855.00
      ------------------------------------------------------------------------------------------------------------------------------
       32.  CONSULTING                                                                  0.00           33,279.69        11,269.46
      ------------------------------------------------------------------------------------------------------------------------------
       33.  THIRD PARTY SERVICERS                                                       0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       34.  PETTY CASH                                                                  0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       35.  REBATES                                                                     0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       36.  WARRANTY SERVICER                                                           0.00                0.00           253.00
      ------------------------------------------------------------------------------------------------------------------------------
       37.  Reimbursement to liquidators for sales at closing stores           10,939,838.02        2,578,106.25             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       38.  U.S. TRUSTEE FEES                                                           0.00                0.00             0.00
      ------------------------------------------------------------------------------------------------------------------------------
       39.  PROFESSIONAL FEES                                                     410,260.19          392,745.92     1,424,917.97
      ------------------------------------------------------------------------------------------------------------------------------
       40.  TOTAL DISBURSEMENTS                                                17,671,401.36       11,165,306.54     2,285,488.47
      ------------------------------------------------------------------------------------------------------------------------------
       41.  END OF MONTH BALANCE                                                5,254,547.74       17,855,845.23    16,214,555.28
      ------------------------------------------------------------------------------------------------------------------------------

      Items 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.

      Item 6: Consists of $124,000 of interest and various corporate deposits, including a refund for overpayment of $137,000.

      Items 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period February 28, 1999 through April 3, 1999.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


       -----------------------------------------------------------------------------------------------------------------------------
       ACCOUNTS RECEIVABLE AGING
       -----------------------------------------------------------------------------------------------------------------------------
                                                0 - 30 days old                                                                0.00
                                                ------------------------------------------------------------------------------------
                                                31 - 60 days old                                                               0.00
                                                ------------------------------------------------------------------------------------
                                                61 - 90 days old                                                               0.00
                                                ------------------------------------------------------------------------------------
                                                91+ days old                                                           7,173,313.63
                                                ------------------------------------------------------------------------------------
                                                TOTAL ACCOUNTS RECEIVABLE                                              7,173,313.63
                                                ------------------------------------------------------------------------------------
                                                AMOUNTS CONSIDERED UNCOLLECTIBLE                                      (3,419,389.27)
                                                ------------------------------------------------------------------------------------
                                                ACCOUNTS RECEIVABLE (NET)                                              3,753,924.36
       -----------------------------------------------------------------------------------------------------------------------------


       ------------------------------------------------------------------------------
       AGING OF POST PETITION TAXES AND PAYABLES
       ------------------------------------------------------------------------------
                                                     0-30              31-60             61-90             91+
                                                     DAYS              DAYS              DAYS              DAYS             TOTAL
       -----------------------------------------------------------------------------------------------------------------------------
       ACCOUNTS PAYABLE (A)                        768,079.00        150,000.00        500,000.00       800,000.00      2,218,079.00
       -----------------------------------------------------------------------------------------------------------------------------

              Note A: Sun's Accounts Payable system does not age the A/P;
                      above aging represents estimate based on review of the accounts payable detail.


       -----------------------------------------------------------------------------------------------------------------------------
       STATUS OF POST PETITION TAXES

       ============================================================================================================================
                                                   BEGINNING       WITHHELD                              ENDING
                                                       TAX          AND/OR           AMOUNT                TAX         DELINQUENT
                                                   LIABILITY        ACCRUED           PAID              LIABILITY         TAXES
       =============================================================================================================================
       FEDERAL
       -----------------------------------------------------------------------------------------------------------------------------
       WITHHOLDING**                                 0.00         25,700.29         25,700.29             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       FICA-EMPLOYEE**                               0.00         11,511.24         11,511.24             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       FICA-EMPLOYER**                               0.00         11,511.23         11,511.23             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       UNEMPLOYMENT                                  0.00            376.93            376.93             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       INCOME                                        0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       OTHER (ATTACH LIST)                           0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       TOTAL FEDERAL TAXES                           0.00         49,099.69         49,099.69             0.00              0.00
       -----------------------------------------------------------------------------------------------------------------------------
       STATE AND LOCAL
       -----------------------------------------------------------------------------------------------------------------------------
       WITHHOLDING                                   0.00         10,175.36         10,175.36             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       SALES AND USE                            42,637.61              0.00         42,637.61             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       EXCISE                                        0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       MERCANTILE                               10,311.43              0.00          2,465.90         7,845.53
       -----------------------------------------------------------------------------------------------------------------------------
       UNEMPLOYMENT                                  0.00            976.00            976.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       REAL PROPERTY                                 0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       PERSONAL PROPERTY                             0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       PENNSYLVANIA OCCUPATIONAL                     0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       NEW YORK DISABILITY                           0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       OTHER (ATTACH LIST)                           0.00              0.00              0.00             0.00
       -----------------------------------------------------------------------------------------------------------------------------
       TOTAL STATE AND LOCAL                    52,949.04         11,151.36         56,254.87         7,845.53              0.00
       -----------------------------------------------------------------------------------------------------------------------------
       TOTAL TAXES                              52,949.04         60,251.05        105,354.56         7,845.53              0.00
       -----------------------------------------------------------------------------------------------------------------------------

       * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

       ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


      THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


      BANK RECONCILIATION
                                                               ACCOUNT #1       ACCOUNT #2       ACCOUNT #3
      ------------------------------------------------------------------------------------------------------------------------------
      A.  BANK:                                            See note below
                                                           ---------------------------------------------------------
      B.  ACCOUNT NUMBER:                                                                                                 TOTAL
                                                           ---------------------------------------------------------
      C.  PURPOSE (TYPE):
      ------------------------------------------------------------------------------------------------------------------------------
      1.  BALANCE PER BANK STATEMENT
      ------------------------------------------------------------------------------------------------------------------------------
      2.  ADD:  TOTAL DEPOSITS NOT CREDITED
      ------------------------------------------------------------------------------------------------------------------------------
      3.  SUBTRACT:  OUTSTANDING CHECKS
      ------------------------------------------------------------------------------------------------------------------------------
      4.  OTHER RECONCILING ITEMS (ATTACH LIST)
      ------------------------------------------------------------------------------------------------------------------------------
      5.  MONTH END BALANCE PER BOOKS
      ------------------------------------------------------------------------------------------------------------------------------
      6.  NUMBER OF LAST CHECK WRITTEN
      ------------------------------------------------------------------------------------------------------------------------------

      Note: Bank Reconciliations for March 1999, copies of bank statements as of the end of March for all bank accounts, and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

      ------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      ------------------------------------------------------------------------------------------------------------------------------
                                                                  DATE OF          TYPE OF          PURCHASE             CURRENT
      BANK ACCOUNT NAME & NUMBER                                  PURCHASE       INSTRUMENT           PRICE               VALUE
      ------------------------------------------------------------------------------------------------------------------------------
      7. NatCity Investments - 509394078                          12/31/98    Govt Money Market    1,214,498.85       1,214,498.85
      -----------------------------------------------------------------------------------------------------------------------------
      8. NatCity Investments - 509394035                          12/31/98    Govt Money Market   14,577,810.73      14,577,810.73
      -----------------------------------------------------------------------------------------------------------------------------
      9.
      -----------------------------------------------------------------------------------------------------------------------------
      10.
      -----------------------------------------------------------------------------------------------------------------------------
      11. TOTAL INVESTMENTS                                                                       15,792,309.58      15,792,309.58
      -----------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------------
      CASH

      -----------------------------------------------------------------------------------------------------------------------------
      12. CURRENCY ON HAND - per the Company's Bank Statements                                                          422,245.70
      -----------------------------------------------------------------------------------------------------------------------------
      13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                                       16,214,555.28
      -----------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED




                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


       -----------------------------------------------------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
       TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE)
       AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
       COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
       ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.


       -----------------------------------------------------------------------------------------------------------------------------
                                                                       INSIDERS
       -------------------------------------------------------------------------------------------------------------     CUMULATIVE
                                                                                           TYPE OF         AMOUNT          UNPAID
                          NAME                               POSITION                      PAYMENT          PAID          BALANCE
       -----------------------------------------------------------------------------------------------------------------------------
       1. BETH SAVAGE                                  CFO, Treasurer & Secretary          salary         $12,307.70       $0.00
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                            bonus              $0.00
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                          expenses             $0.00
       -----------------------------------------------------------------------------------------------------------------------------
       2. JIM ROMERO                                   VP Operations                       salary         $11,230.76       $0.00
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                            bonus              $0.00
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                          expenses           $215.00
       -----------------------------------------------------------------------------------------------------------------------------
       3. JAMES MORAN                                  President                          expenses         $7,303.84
       -----------------------------------------------------------------------------------------------------------------------------
       4. TOTAL PAYMENTS TO INSIDERS                                                                      $31,057.30       $0.00
       -----------------------------------------------------------------------------------------------------------------------------

                                                                               PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                                    TYPE            DATE OF COURT
                                                     OF           ORDER AUTHORIZING    AMOUNT             AMOUNT       TOTAL PAID
                          NAME                  PROFESSIONAL           PAYMENT        APPROVED             PAID          TO DATE
       -----------------------------------------------------------------------------------------------------------------------------
       1. Kirkland & Ellis                        Attorney             09/16/98       179,072.75         179,072.75       402,044.85
       -----------------------------------------------------------------------------------------------------------------------------
       2. Business Regeneration Services         Accountant            09/16/98        35,906.29          35,906.29       529,873.98
       -----------------------------------------------------------------------------------------------------------------------------
       3. KPMG Peat Marwick LLP                  Accountant            09/16/98        18,169.00          18,169.00        90,847.00
       -----------------------------------------------------------------------------------------------------------------------------
       4. Otterbourg, Steindler, Houston &        Attorney             09/16/98       184,760.50         184,760.50       403,621.42
       -----------------------------------------------------------------------------------------------------------------------------
       5. Porter, Wright, Morris & Arthur         Attorney             09/16/98        44,461.27          44,461.27        84,809.79
       -----------------------------------------------------------------------------------------------------------------------------
       6. Young, Conaway, Stargatt &              Attorney             09/16/98       153,945.63         153,945.63       190,944.05
       -----------------------------------------------------------------------------------------------------------------------------
       7. Donlin, Recano & Company, Inc.      Claims Consultant        09/16/98       113,075.97         113,075.97       178,473.03
       -----------------------------------------------------------------------------------------------------------------------------
       8. Ernst & Young LLP                      Accountant            09/16/98       147,922.40         147,922.40       358,367.20
       -----------------------------------------------------------------------------------------------------------------------------
       9. D.G. Hart Associates, Inc.             Consultant            11/10/98        47,083.12          47,083.12        47,083.12
       -----------------------------------------------------------------------------------------------------------------------------
       10. Pepper Hamilton LLP                    Attorney             11/05/98        10,840.65          10,840.65        10,840.65
       -----------------------------------------------------------------------------------------------------------------------------
       11. Milbank, Tweed, Hadley & McCloy        Attorney             11/23/98       429,680.39         429,680.39       429,680.39
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       12. TOTAL PAYMENTS TO PROFESSIONALS                                          1,364,917.97       1,364,917.97     2,726,585.48
       -----------------------------------------------------------------------------------------------------------------------------


       -----------------------------------------------------------------------------------------------------------------------------
       ADEQUATE PROTECTION PAYMENTS
       -----------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULED                      AMOUNTS
                                                                   MONTHLY                        PAID                 TOTAL
                                                                   PAYMENTS                      DURING                UNPAID
       NAME OF CREDITOR                                              DUE                          MONTH             POSTPETITION
       -----------------------------------------------------------------------------------------------------------------------------
       1.  BankBoston Retail Finance, Inc. Term Loan      Interest due the first day of             0.00             None
       -----------------------------------------------------------------------------------------------------------------------------
       2.                                                    each month
       -----------------------------------------------------------------------------------------------------------------------------
       3.
       -----------------------------------------------------------------------------------------------------------------------------
       4.
       -----------------------------------------------------------------------------------------------------------------------------
       5.
       -----------------------------------------------------------------------------------------------------------------------------
       6.  TOTAL                                                                                   0.00
       -----------------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


       QUESTIONNAIRE                                                                                        YES           NO

       ---------------------------------------------------------------------------------------------------------------------------
       1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
            THIS REPORTING PERIOD?                                                                           X
       ---------------------------------------------------------------------------------------------------------------------------
       2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
            ACCOUNT?                                                                                                      X
       ---------------------------------------------------------------------------------------------------------------------------
       3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                         X
       ---------------------------------------------------------------------------------------------------------------------------
       4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                  X
       ---------------------------------------------------------------------------------------------------------------------------
       5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                        X
       ---------------------------------------------------------------------------------------------------------------------------
       6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                   X
       ---------------------------------------------------------------------------------------------------------------------------
       7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                   X
       ---------------------------------------------------------------------------------------------------------------------------
       8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                               X
       ---------------------------------------------------------------------------------------------------------------------------
       9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                     X
       ---------------------------------------------------------------------------------------------------------------------------
       10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                     X
       ---------------------------------------------------------------------------------------------------------------------------
       11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                              X
       ---------------------------------------------------------------------------------------------------------------------------
       12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                X
       ---------------------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
       EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

       Item #1 - Pursuant to a Bankruptcy Court order on or about __________,
                 1999, Hilco Trading Co. acquired a certain lease of a Sun store.
                 See MOR-3 supporting schedules for analysis of the lease sold.

       Item #2 - In accordance with a first day motion approved by the Bankruptcy Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.


       ---------------------------------------------------------------------------------------------------------------------------
       INSURANCE                                                                                            YES           NO
       ---------------------------------------------------------------------------------------------------------------------------
       1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                          X
       ---------------------------------------------------------------------------------------------------------------------------
       2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                            X
       ---------------------------------------------------------------------------------------------------------------------------
       3.  PLEASE ITEMIZE POLICIES BELOW.                                                                    X
       ---------------------------------------------------------------------------------------------------------------------------

       IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

       Item 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.



       -----------------------------------------------------------------------------------------------------------------------------
                                                                     INSURANCE POLICIES
       -----------------------------------------------------------------------------------------------------------------------------
                  TYPE OF                                                                                   PAYMENT AMOUNT
                  POLICY                        CARRIER                     PERIOD COVERED                    & FREQUENCY
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       Commercial Property & Casualty     C N A                        10/1/98 through 9/30/99         - $287,100 paid 10/1/98
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                       - $192,463 due 1/1/99
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                         and 4/1/99
       -----------------------------------------------------------------------------------------------------------------------------
       Directors & Officers Liability     Genesis Insurance Co.        7/21/98 through 7/21/99         - $199,000 paid in full
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                         7/27/98
       -----------------------------------------------------------------------------------------------------------------------------
       Workers Compensation               EBI Companies               10/19/97 through 10/18/98        - $21,101 for 12/97&1/98
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                       - $28,364 per month for
       -----------------------------------------------------------------------------------------------------------------------------
                                                                                                         2/98 - 8/98
       -----------------------------------------------------------------------------------------------------------------------------
       Workers Compensation               EBI Companies             10/19/98 through 11/18/98 (A)      - $41,958 paid 11/2/98
       -----------------------------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
       Workers Compensation               Various State Funds       11/19/98 through final store       - $113,740 paid 11/13/98
       -----------------------------------------------------------------------------------------------------------------------------
                                                                 closing date in various states (B)
       -----------------------------------------------------------------------------------------------------------------------------

       Note A: EBI granted Sun Television a 30 day extension on the WC policy.

       Note B: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998.
               Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period.
               Sun is still self-insured in Ohio. As of the end of March, final audits were either completed or scheduled for Sun's workers' compensation accounts in all states except Ohio in order to determine any required premium adjustments and close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED



                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 3, 1999


      ------------------------------------------------------------------------------------------------------------------------------
                                                                          PERSONNEL

      ------------------------------------------------------------------------------------------------------------------------------
                                                                             FULL TIME            PART TIME              TOTAL
      ------------------------------------------------------------------------------------------------------------------------------
      1.  Total number of employees at beginning of period                       48                   0                    48
      ------------------------------------------------------------------------------------------------------------------------------
      2.  Number of employees hired during the period                            0                    0                    0
      ------------------------------------------------------------------------------------------------------------------------------
      3.  Number of employees terminated or resigned during the period          (22)                  0                   (22)
      ------------------------------------------------------------------------------------------------------------------------------
      4.  Total number of employees on payroll at end of period                  26                   0                    26
      ------------------------------------------------------------------------------------------------------------------------------




      ------------------------------------------------------------------------------------------------------------------------------
                                                                      CHANGE OF ADDRESS
      ------------------------------------------------------------------------------------------------------------------------------

      If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

      DATE OF CHANGE: _______N/A______________

      NEW ADDRESS: ___________________N/A________________________

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-3

        CALCULATION OF LOSS ON ACQUISITION OF LEASE BY HILCO TRADING CO.

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-3 SUPPORTING SCHEDULE

        CALCULATION OF LOSS ON ACQUISITION OF LEASE BY HILCO TRADING CO.


PROCEEDS TO BE RECEIVED FROM HILCO TRADING CO.:

         Total Purchase Price                                   $150,000
                                                        -----------------

         Total Proceeds to be Received                          $150,000
                                                        =================


LOSS ON SALE OF PROPERTY:

         Net book value of property acquired by Hilco           $258,552

         Purchase price                                          150,000
                                                        -----------------

                            LOSS ON SALE OF PROPERTY           ($108,552)
                                                        =================


PROCEEDS RECEIVED FROM HILCO TRADING CO.:

         March 26, 1999 funding                                  $75,000

         March 29, 1999 funding                                   75,000
                                                        -----------------

               Total proceeds received                          $150,000
                                                        =================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT

                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY

DEBTOR:                                                     MOR-4 SUPPORTING SCHEDULE                              CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                                                                                AND 98-02109
     SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED


 BANK                                                         BANKBOSTON                     NATIONAL CITY            NATIONAL CITY

 ACCOUNT NAME                                                 BRF, INC. FOR
                                                              PROCEEDS FROM                                           WORKERS
                                                              SUN TV & APPLIANCES            CONCENTRATION            COMPENSATION

 ACCOUNT NUMBER                                               804-81979                      394035037                3941035053
------------------------------------------------------------------------------------------------------------------------------------


 BALANCE 2/27/99                                                        72,076.60                31,746.78                17,298.58



 MISCELLANEOUS CORPORATE DEPOSITS                                                               292,598.75
 TRANSFERS FROM SMALL BANKS                                                                           -
 CREDIT CARD DEPOSITS, NET                                             (26,484.55)
 MTB CORPORATION - REAL ESTATE PROCEEDS                                                               -
 OFFICE DEPOT - REAL ESTATE PROCEEDS                                                             69,810.56
 HILCO - REAL ESTATE PROCEEDS                                                                   150,000.00
 GENCO - DEFECTIVE INVENTORY PROCEEDS                                      475.14
 UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT                                                       99,054.85
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038                            104,042.07                     -
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT                                    -                        -
 WIRE TSF TO VENDORS                                                                           (401,463.34)
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES                                        (161,702.45)               59,028.40
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND                                                  1,800,000.00
 CHECKS PAID                                                                                 (1,725,663.19)              (42,639.68)
 LETTER OF CREDIT DRAW                                                (150,000.00)                    -
 WIRES OUT - DIRECT DEP. & P/R TAX
 NSF CHECKS                                                                                        (460.87)
 BANK/CREDIT CARD FEES                                                  (6,342.58)               (1,034.89)


                                                        ============================================================================
 BALANCE 4/3/99                                                         (6,233.32)              152,886.20                33,687.30
                                                        ============================================================================



 Beginning of month balance - above accounts                           378,689.90
 Beginning of month balance - small banks                                8,654.39
                                                        =========================
 Beginning of month balance - all accounts                             387,344.29
                                                        =========================


 End of month balance - above accounts                                 419,235.65
 End of month balance - small banks                                      3,010.05
                                                        =========================
 End of month balance - all accounts                                   422,245.70
                                                        =========================



 BANK                                                            NATIONAL CITY           NATIONAL CITY           HUNTINGTON NAT'L

 ACCOUNT NAME
                                                                                         PROFESSIONAL            OLD
                                                                 PAYROLL                 FEES                    PAYROLL

 ACCOUNT NUMBER                                                  394035045               394078205               01891448090
------------------------------------------------------------------------------------------------------------------------------------


 BALANCE 2/27/99                                                    51,640.24                1,000.00                   204,927.70



 MISCELLANEOUS CORPORATE DEPOSITS
 TRANSFERS FROM SMALL BANKS
 CREDIT CARD DEPOSITS, NET
 MTB CORPORATION - REAL ESTATE PROCEEDS
 OFFICE DEPOT - REAL ESTATE PROCEEDS
 HILCO - REAL ESTATE PROCEEDS
 GENCO - DEFECTIVE INVENTORY PROCEEDS
 UNIVERSAL/PETTERS - EXPENSE REIMBURSEMENT
 TRANSFERS TO/FROM BANKBOSTON A/C 898-28038
 WIRE TSF TO SUN TV CONCENTRATION ACCOUNT
 WIRE TSF TO VENDORS
 WIRE TSF TO NCB A/CS - P/R, W/C, HEALTH INS, PROF FEES            171,847.15
 WIRE TSF FROM/TO SUN TV SEI INVESTMENT FUND
 CHECKS PAID                                                       (85,898.61)                                           (2,455.22)
 LETTER OF CREDIT DRAW
 WIRES OUT - DIRECT DEP. & P/R TAX                                (102,165.79)
 NSF CHECKS
 BANK/CREDIT CARD FEES


                                                        ============================================================================
 BALANCE 4/3/99                                                     35,422.99                1,000.00                   202,472.48
                                                        ============================================================================



DEBTOR:                                                     MOR-4 SUPPORTING SCHEDULE                              CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                                                                                AND 98-02109
     SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED

                                                                         BALANCE          TOTAL
   STORE #     NAME                    BANK                 ACCOUNT      2/28/99         CREDITS       NSF CKS    BANK FEES
---------------------------------------------------------------------------------------------------------------------------------

     217       FINDLAY                 OHIO BANK            7067480      $ 1,433.20      $ -           $ -        $ (5.07)
     239       LIMA                    BANK ONE             021012644      1,042.36
     242       BECKLEY                 BANK ONE WEST        625599303      1,581.92
     245       PARKERSBURG             WESBANCO             310798542      1,153.29
    258/62     CHARLESTON/HUNTINGTON   HUNTINGTON BANK      122102152      1,843.75
     270       COLUMBUS,IN             IRWIN UNION BANK.    39658034       1,110.70                                 (4.39)
     272       RICHMOND, KY            NATIONAL CITY BANK   354073282        489.17

                                                                     ------------------------------------------------------------
                                       GRAND TOTALS                      $ 8,654.39      $ -           $ -        $ (9.46)
                                                                     ============================================================


                                                                                              BALANCE
   STORE #     NAME                    BANK                 ACCOUNT         TRANSFERS         3/31/99
------------------------------------------------------------------------------------------------------

     217       FINDLAY                 OHIO BANK            7067480           $ -           $ 1,428.13
     239       LIMA                    BANK ONE             021012644      (1,042.36)             -
     242       BECKLEY                 BANK ONE WEST        625599303           -             1,581.92
     245       PARKERSBURG             WESBANCO             310798542      (1,153.29)             -
    258/62     CHARLESTON/HUNTINGTON   HUNTINGTON BANK      122102152      (1,843.75)             -
     270       COLUMBUS,IN             IRWIN UNION BANK.    39658034       (1,106.31)             -
     272       RICHMOND, KY            NATIONAL CITY BANK   354073282        (489.17)             -

                                                                      --------------------------------
                                       GRAND TOTALS                      $ (5,634.88)       $ 3,010.05
                                                                      =================================

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       FOR THE MONTH ENDING APRIL 3, 1999
          (COVERING THE PERIOD FEBRUARY 28, 1999 THROUGH APRIL 3, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD


        Type             Date                      Vendor                                Amount             ACH/Wire
        ----             ----                      ------                                ------             --------

      Insurance         3/5/99    Medical Mutual                                                13,259.05      Wire
      Insurance         3/12/99   Medical Mutual                                                11,629.06      Wire
      Insurance         3/19/99   Medical Mutual                                                15,972.84      Wire
      Insurance         3/25/99   Medical Mutual                                                29,519.98      Wire
      Insurance         4/2/99    Medical Mutual                                                15,551.50      Wire
                                                                            -----------------------------
                                                            Total Insurance                     85,932.43
                                                                            -----------------------------

       Payroll          3/11/99   ADP                                                           84,771.35      ACH
       Payroll          3/26/99   ADP                                                           87,075.80      ACH
                                                                            -----------------------------
                                                              Total Payroll                    171,847.15
                                                                            -----------------------------

    Professional        3/8/99    Milbank, Tweed                                             $ 175,250.63      Wire
    Professional        3/8/99    Otterbourg, Steindler                                      $  61,736.38      Wire
    Professional        3/8/99    Business Regeneration                                      $  35,906.29      Wire
                                                                            -----------------------------
                                                         Total Professional                    272,893.30
                                                                            -----------------------------

      Sales Tax         3/23/99   Ohio Sales Tax                                              $ 42,637.61      ACH
                                                                            -----------------------------
                                                            Total Sales Tax                     42,637.61
                                                                            -----------------------------

    Workers Comp        3/2/99    M&N Risk Management                                        $  22,673.46      ACH
    Workers Comp        3/12/99   M&N Risk Management                                        $   9,312.56      ACH
    Workers Comp        3/30/99   M&N Risk Management                                        $  27,042.38      ACH
                                                                            -----------------------------
                                                 Total Workers Compensation                     59,028.40
                                                                            -----------------------------


                      TOTAL WIRE AND ACH TRANSFERS                                             632,338.89
                                                                            =============================


                                                                                                               1 of 1

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 96-2107 AND 96-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 2/28/99 THROUGH 4/3/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


       Check Date
--------------------------
     YEAR     MON      DAY     CHECK# PAYEE                                                          TYPE             AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713220 MEDIA ONE ADVERTISING SALES                                Advertising                 652.80
      99        3       1      713239 TCI CABLE ADVERTISING                                      Advertising               2,501.55
      99        3       1      713240 TCI MEDIA SERVICES                                         Advertising               1,702.55
      99        3       1      713230 THE LIMA NEWS                                              Advertising              11,461.23
      99        3       1      713243 TIME WARNER COMMUNICATIONS                                 Advertising               9,826.10
      99        3       1      713245 WHIZ TV                                                    Advertising                 978.00
      99        3       1      713244 WJZA-FM 107.5                                              Advertising                 707.63
------------------------------------------------------------------------------------------------------------------------------------
                                                          Advertising                                                     27,829.86
------------------------------------------------------------------------------------------------------------------------------------
      99        3      31      713418 MELROSE CONSULTING                                          Consulting               6,112.46
      99        3      19      713366 OPEN TECHNOLOGY GROUP INC                                   Consulting               5,157.00
------------------------------------------------------------------------------------------------------------------------------------
                                                          Consulting                                                      11,269.46
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713223 DIGIVISION, INC                                           Contract Labor             1,050.00
      99        3       3      713259 GENERAL ELECTRIC COMPANY                                  Contract Labor               143.78
      99        3      19      713367 HANDEL INVESTMENTS                                        Contract Labor               120.00
      99        3       1      713231 IRENE MILLER                                              Contract Labor             1,121.00
      99        3      30      713413 MID-WEST INDUSTRIES INC                                   Contract Labor               778.50
      99        3       1      713234 PRECISION LASER SERVICE INC                               Contract Labor                49.95
      99        3       1      713238 TECHTRONICS                                               Contract Labor             2,519.70
------------------------------------------------------------------------------------------------------------------------------------
                                                        Contract Labor                                                     5,782.93
------------------------------------------------------------------------------------------------------------------------------------
      99        3       3      713264 CHET WILSON                                              Employee Expense               42.07
      99        3      15      713336 CHRIS SPURLOCK                                           Employee Expense              140.00
      99        3      17      713357 CHRISTOPHER J. ANDERSON                                  Employee Expense               60.75
      99        3      17      713358 CHRISTOPHER J. ANDERSON                                  Employee Expense               14.40
      99        3      17      713359 JAMES G. ROMERO                                          Employee Expense              215.00
      99        3      15      713334 JAMES MORAN                                              Employee Expense            4,969.71
      99        3      24      713385 JAMES MORAN                                              Employee Expense            2,334.13
      99        3       3      713265 JEFF HAYDEN                                              Employee Expense               60.83
      99        3      22      713374 JEFF HAYDEN                                              Employee Expense               23.83
      99        3      15      713338 JOLINDA DEBORD                                           Employee Expense               73.85
      99        3       3      713266 MIKE LONG                                                Employee Expense              168.00
      99        3      22      713375 MIKE LONG                                                Employee Expense               78.80
      99        3      15      713337 PATTY BALL                                               Employee Expense               32.25
      99        3      17      713360 PATTY BALL                                               Employee Expense              118.75
      99        3      22      713376 PATTY BALL                                               Employee Expense               90.53
      99        3      30      713415 PATTY BALL                                               Employee Expense              126.00
      99        3       3      713267 PETE BARKER                                              Employee Expense              136.67
      99        3       8      713286 PETE BARKER                                              Employee Expense               67.89
      99        3      24      713387 ROBERT ALTMAN                                            Employee Expense               68.00
      99        3      24      713388 RONALD SMITH                                             Employee Expense                7.40
------------------------------------------------------------------------------------------------------------------------------------
                                                       Employee Expense                                                    8,828.86
------------------------------------------------------------------------------------------------------------------------------------
      99        3       8      713277 AMERITECH CREDIT CORPORATION                             Equipment Rental           18,715.37
      99        3      10      713300 AMERITECH CREDIT CORPORATION                             Equipment Rental           18,715.37
      99        4       1      713424 AMERITECH CREDIT CORPORATION                             Equipment Rental           18,715.37
      99        3       1      713217 AMI LEASING                                              Equipment Rental            3,951.15
      99        3      17      713354 EUROPEAN AMERICAN BANK                                   Equipment Rental            4,287.11
      99        3       5      713271 J R CAMPBELL EQUIPMENT CO                                Equipment Rental              528.75
------------------------------------------------------------------------------------------------------------------------------------
                                                       Equipment Rental                                                   64,913.12
------------------------------------------------------------------------------------------------------------------------------------
      99        3      10      713295 CHAPTER 13 TRUSTEE                                         Garnishment                 154.62
      99        3      24      713391 CHAPTER 13 TRUSTEE                                         Garnishment                 154.62
      99        3      10      713296 FRANKLIN COUNTY C S E A                                    Garnishment                 606.85
      99        3      24      713392 FRANKLIN COUNTY C S E A                                    Garnishment                 198.11
      99        3      10      713298 PHEAA                                                      Garnishment                  94.15
      99        3      24      713393 PHEAA                                                      Garnishment                  94.15
------------------------------------------------------------------------------------------------------------------------------------
                                                          Garnishment                                                      1,302.50
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             1 of 4

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 96-2107 AND 96-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 2/28/99 THROUGH 4/3/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


      99        3       3      713252 MEDICAL LIFE INSURANCE CO                                   Insurance               11,882.37
------------------------------------------------------------------------------------------------------------------------------------
                                                           Insurance                                                      11,882.37
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713219 BEST WESTERN ROAD STAR INN                                   Lodging                 1,921.05
      99        3       1      713228 HAMPTON INN - CHARLESTON                                     Lodging                   523.20
      99        3       3      713256 RED ROOF INN OF ZANESVILLE                                   Lodging                   221.29
      99        3      16      713344 RED ROOF INN OF ZANESVILLE                                   Lodging                    56.26
      99        3       1      713241 TRAVELODGE                                                   Lodging                 2,567.20
------------------------------------------------------------------------------------------------------------------------------------
                                                            Lodging                                                        5,289.00
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713226 GORDON FLESCH CO INC                                       Maintenance               4,337.58
      99        3       8      713287 HI-TECH SERVICES                                           Maintenance                 651.00
      99        3       1      713215 HOFFMAN AUTO REPAIR                                        Maintenance               1,141.24
      99        3       1      713233 ORKIN EXTERMINATING CO INC                                 Maintenance               1,199.12
      99        3      19      713370 SONITROL OF CENTRAL OHIO                                   Maintenance                 388.73
      99        3       1      713237 STORAGE CONCEPTS INC                                       Maintenance               3,191.91
      99        3      16      713346 TREASURER OF STATE OF OHIO                                 Maintenance                  40.00
------------------------------------------------------------------------------------------------------------------------------------
                                                          Maintenance                                                     10,949.58
------------------------------------------------------------------------------------------------------------------------------------
      99        3      10      713297 NORTH HILLS SCHOOL DISTRICT                               Mercantile Tax             2,465.90
------------------------------------------------------------------------------------------------------------------------------------
                                                        Mercantile Tax                                                     2,465.90
------------------------------------------------------------------------------------------------------------------------------------
      99        3       8      713279 CAPITAL CITY APPLIANCE SERVICE                                Parts                    250.85
      99        3       3      713257 CRC COMPONENTS                                                Parts                      6.87
      99        3       1      713221 CTW ELECTRICAL CO  INC                                        Parts                  8,680.24
      99        3       3      713260 HERMAN ELECTRONICS           P                                Parts                    175.51
      99        3       8      713285 IBM                                                           Parts                    415.17
      99        3       8      713276 MARCONE APPLIANCE PARTS CENTER                                Parts                    145.04
      99        3       3      713263 UNION ELECTRONIC DISTRIBUTORS                                 Parts                    824.20
------------------------------------------------------------------------------------------------------------------------------------
                                                             Parts                                                        10,497.88
------------------------------------------------------------------------------------------------------------------------------------
      99        3       3      713254 AUTOMATIC DATA PROCESSING                                    Payroll                   834.80
      99        3      11      713303 AUTOMATIC DATA PROCESSING                                    Payroll                   119.90
      99        3      16      713342 AUTOMATIC DATA PROCESSING                                    Payroll                   292.58
      99        3      24      713378 AUTOMATIC DATA PROCESSING                                    Payroll                   403.28
      99        3      31      713417 AUTOMATIC DATA PROCESSING                                    Payroll                   786.08
------------------------------------------------------------------------------------------------------------------------------------
                                                            Payroll                                                        2,436.64
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713247 DEB WALTER                                                   Postage                     5.18
      99        3      17      713350 QUIKPRO COURIER                                              Postage                    15.00
------------------------------------------------------------------------------------------------------------------------------------
                                                            Postage                                                           20.18
------------------------------------------------------------------------------------------------------------------------------------
      99        4       2      713426 D.G. HART ASSOCIATES INC.                                  Professional             47,083.12
      99        3       8      713280 DONLIN RECANO & COMPANY, INC.                              Professional            113,075.97
      99        3       8      713290 ERNST & YOUNG LLP                                          Professional             59,422.00
      99        3      24      713384 ERNST & YOUNG LLP                                          Professional             63,610.20
      99        3      24      713405 ERNST & YOUNG LLP                                          Professional             24,890.20
      99        3       8      713292 KIRKLAND & ELLIS                                           Professional             26,804.57
      99        3      24      713399 KIRKLAND & ELLIS                                           Professional            152,268.18
      99        3      24      713380 KPMG PEAT MARWICK LLP                                      Professional             18,169.00
      99        3      24      713401 MILBANK, TWEED, HADLEY & MCCLO                             Professional             38,595.05
      99        3      24      713408 MILBANK,TWEED,HADLEY & MCCLOY                              Professional            215,834.71
      99        3      24      713397 OTTERBOURG,STEINDLER,HOUSTON &                             Professional             63,434.70
      99        3      24      713404 OTTERBOURG,STEINDLER,HOUSTON &                             Professional             59,589.42
      99        3       8      713291 PEPPER HAMILTON LLP                                        Professional              2,066.88
      99        3      24      713398 PEPPER HAMILTON LLP                                        Professional              2,979.40
      99        3      24      713406 PEPPER HAMILTON LLP                                        Professional              5,794.37
      99        3       8      713293 PORTER WRIGHT MORRIS & ARTHUR                              Professional             17,052.80
      99        3      24      713400 PORTER WRIGHT MORRIS & ARTHUR                              Professional             13,757.00
      99        3      24      713407 PORTER WRIGHT MORRIS & ARTHUR                              Professional             13,651.47
      99        3      24      713395 THE HAUSMAN COMPANIES                                      Professional             60,000.00
      99        3       8      713289 YOUNG CONAWAY STARGATT &                                   Professional             27,685.50
      99        3      24      713396 YOUNG CONAWAY STARGATT &                                   Professional             93,617.27
      99        3      24      713403 YOUNG CONAWAY STARGATT &                                   Professional             32,642.86
------------------------------------------------------------------------------------------------------------------------------------
                                                         Professional                                                  1,152,024.67
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             2 of 4

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 96-2107 AND 96-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 2/28/99 THROUGH 4/3/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


      99        4       2      713422 MTB CORP                                                   Property Tax                302.06
------------------------------------------------------------------------------------------------------------------------------------
                                                         Property Tax                                                        302.06
------------------------------------------------------------------------------------------------------------------------------------
      99        3      24      713379 BRITTAIN LIMITED PARTNERSHIP                                   Rent                 10,128.03
      99        3       3      713249 DUKE REALTY LIMITED PRTNRSHP                                   Rent                  6,376.16
      99        4       2      713421 DUKE REALTY LIMITED PRTNRSHP                                   Rent                  4,029.76
      99        3       3      713269 EARLE W KAZIS ASSOCIATES INC                                   Rent                 15,528.00
      99        3       3      713250 WAL MART STORES INC                                            Rent                 27,467.71
------------------------------------------------------------------------------------------------------------------------------------
                                                             Rent                                                         63,529.66
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713246 LOOMIS, FARGO & COMPANY                                      Security                1,112.80
      99        3       3      713261 METROPOLITAN ARMORED CAR INC                                 Security                  249.84
      99        3      15      713335 METROPOLITAN ARMORED CAR INC                                 Security                1,461.37
      99        3       1      713224 PROTECTION ONE                                               Security                  694.39
------------------------------------------------------------------------------------------------------------------------------------
                                                           Security                                                        3,518.40
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713235 STOROPAK INC                                                 Supplies                  799.00
      99        3       1      713236 SUPERIOR DATA FORMS INC                                      Supplies                1,344.52
      99        3       1      713227 W W GRAINGER INC             P                               Supplies                1,895.44
------------------------------------------------------------------------------------------------------------------------------------
                                                           Supplies                                                        4,038.96
------------------------------------------------------------------------------------------------------------------------------------
      99        3      16      713348 MCGLONE INC.                                              Trash Removal                140.00
      99        3      17      713362 MCGLONE INC.                                              Trash Removal                140.00
      99        3      24      713389 MCGLONE INC.                                              Trash Removal                140.00
      99        3      12      713327 PERMA-FIX                                                 Trash Removal              4,460.00
      99        3       1      713225 WASTE MANAGEMENT                                          Trash Removal              1,975.00
------------------------------------------------------------------------------------------------------------------------------------
                                                         Trash Removal                                                     6,855.00
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713242 UNIFIRST                                                     Uniforms                1,357.89
------------------------------------------------------------------------------------------------------------------------------------
                                                           Uniforms                                                        1,357.89
------------------------------------------------------------------------------------------------------------------------------------
      99        3       8      713278 AIRTOUCH PAGING                                             Utilities                  996.56
      99        3       8      713274 ALLEGHENY POWER                                             Utilities                1,878.39
      99        3      16      713341 ALLTEL OHIO INC                                             Utilities                  399.63
      99        3      11      713310 AMERICAN ELECTRIC POWER                                     Utilities                  292.18
      99        3      11      713302 AMERITECH                                                   Utilities                  314.51
      99        3      11      713322 AMERITECH                                                   Utilities                1,634.55
      99        3      16      713345 AMERITECH                                                   Utilities                   19.95
      99        3      19      713369 AMERITECH                                                   Utilities                  923.29
      99        3      30      713414 AMERITECH                                                   Utilities                  121.63
      99        3      31      713419 AMERITECH                                                   Utilities                  447.03
      99        3      15      713329 AMERITECH CABS ACCOUNTS                                     Utilities                3,911.58
      99        3       8      713275 AT & T                                                      Utilities                4,183.29
      99        3      16      713340 AT & T                                                      Utilities                    8.57
      99        3      11      713304 BECKLEY WATER COMPANY                                       Utilities                   53.15
      99        3      11      713321 BELL ATLANTIC/NYNEX                                         Utilities                  264.13
      99        3      15      713330 BELL ATLANTIC-PA                                            Utilities                   23.81
      99        3      19      713364 BELL ATLANTIC-PA                                            Utilities                  288.77
      99        3      19      713365 BOROUGH OF GREEN TREE                                       Utilities                   23.54
      99        3      15      713331 CHILLICOTHE TELEPHONE CO                                    Utilities                   13.00
      99        3      15      713332 CINCINNATI BELL TELEPHONE                                   Utilities                   75.78
      99        3      11      713315 CITY OF CHARLESTON                                          Utilities                  173.89
      99        3      11      713314 CITY OF CUYAHOGA FALLS                                      Utilities                   18.76
      99        3      24      713383 CITY OF CUYAHOGA FALLS                                      Utilities                   18.76
      99        3       3      713255 CITY OF N  CANTON PUBLIC UTLTS                              Utilities                3,535.43
      99        3      24      713382 CITY OF N  CANTON PUBLIC UTLTS                              Utilities                   38.92
      99        3      11      713311 CITY OF WARREN UTILITY SERVICE                              Utilities                   42.80
      99        3      11      713309 COLUMBIA GAS OF OHIO-COLUMBUS                               Utilities                   39.12
      99        3      16      713343 COLUMBUS CITY TREASURER                                     Utilities                  145.57
      99        3      17      713352 COLUMBUS CITY TREASURER                                     Utilities                  375.83
      99        3      24      713381 COLUMBUS CITY TREASURER                                     Utilities                   78.46
      99        3       3      713258 DIVISION OF WATER                                           Utilities                    5.84
      99        3      11      713317 DIVISION OF WATER                                           Utilities                  110.84
      99        3       8      713281 EAST OHIO GAS CO                                            Utilities                   41.07

                                                                                                                             3 of 4

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 96-2107 AND 96-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 2/28/99 THROUGH 4/3/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)


      99        3      11      713319 EAST OHIO GAS CO                                            Utilities                  666.34
      99        3       8      713282 ENRON CAPITAL & TRADE RESOURCE                              Utilities                  936.73
      99        3      17      713353 ENRON CAPITAL & TRADE RESOURCE                              Utilities                2,270.37
      99        3      11      713318 EQUITABLE GAS CO                                            Utilities                3,603.38
      99        3      24      713386 ERIE COUNTY WATER AUTHORITY                                 Utilities                   87.86
      99        3      11      713305 FRANKFORT ELECTRIC & WATER                                  Utilities                   42.00
      99        3      11      713306 GREEN RIVER ELECTRIC CO                                     Utilities                2,673.34
      99        3      19      713368 GTE NORTH                                                   Utilities                  241.18
      99        3       8      713284 HIGHLAND SEWER & WATER ATHRTY                               Utilities                   74.49
      99        3       8      713283 HOPE GAS INC                                                Utilities                1,924.83
      99        3      11      713313 LIMA CITY TREASURER                                         Utilities                  120.01
      99        3      11      713316 MARION COUNTY                                               Utilities                   25.00
      99        3      25      713410 MOUNTAINEER GAS                                             Utilities                1,494.78
      99        3       3      713262 N E O R S D                                                 Utilities                    4.69
      99        3       1      713222 NEXTLINK OHIO                                               Utilities                  707.48
      99        3      25      713411 NYSEG                                                       Utilities                2,602.71
      99        3      11      713323 OHIO EDISON CO                                              Utilities                1,277.03
      99        3      11      713308 OHIO-AMERICAN WATER COMPANY                                 Utilities                   38.03
      99        3      11      713324 PENNSYLVANIA AMERICA WATER CO                               Utilities                   34.51
      99        3      17      713356 PENNSYLVANIA AMERICA WATER CO                               Utilities                   15.02
      99        3       1      713216 QUORUM CONFERENCING                                         Utilities                4,175.38
      99        3      11      713307 SANITATION DISTRICT NO 1                                    Utilities                    9.58
      99        3      19      713371 SOUTH CENTRAL POWER CO.                                     Utilities               47,751.21
      99        3       8      713273 SPRINT                                                      Utilities                  108.06
      99        3      11      713312 THE CINCINNATI GAS & ELECTRIC                               Utilities                2,054.86
      99        3      11      713320 THE ILLUMINATING COMPANY                                    Utilities                4,308.52
      99        3      17      713355 THE ILLUMINATING COMPANY                                    Utilities                    4.85
      99        3      11      713325 THE MUNICIPAL AUTHORITY OF THE                              Utilities                   35.89
------------------------------------------------------------------------------------------------------------------------------------
                                                           Utilities                                                      97,786.76
------------------------------------------------------------------------------------------------------------------------------------
      99        3       1      713218 EXXON                                                      Vehicle Fuel              2,637.43
------------------------------------------------------------------------------------------------------------------------------------
                                                         Vehicle Fuel                                                      2,637.43
------------------------------------------------------------------------------------------------------------------------------------
      99        3      15      713333 VAC SERVICE CORP                                             Warranty                   94.00
      99        3      22      713373 VAC SERVICE CORP                                             Warranty                  159.00
------------------------------------------------------------------------------------------------------------------------------------
                                                           Warranty                                                          253.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   TOTAL POST-PETITION CHECKS SENT    $ 1,495,772.11

                                                                                                  TOTAL VOIDS              33,658.40

                                                                                   TOTAL POST-PETITION CHECKS CUT     $ 1,529,430.51
                                                                                                                             4 of 4


                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT



                         SUPPORTING SCHEDULES FOR MOR-5

                                 PAYROLL TAXES

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                       FOR THE MONTH ENDING APRIL 3, 1999


  DEPOSIT         FEDERAL          EMPLOYEE        EMPLOYER
    DATE        INCOME TAX         FICA TAX        FICA TAX           TOTALS
------------  --------------     -------------   ------------      -------------

  16-Mar-99     $12,263.25         $5,684.61       $5,684.56        $23,632.42

  30-Mar-99     $13,437.04         $5,826.63       $5,826.67        $25,090.34

------------  --------------     -------------   ------------      -------------

                $25,700.29        $11,511.24      $11,511.23        $48,722.76
              ==============     =============   ============      =============

                      SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      MARCH 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS


DEBTOR:                                                     MOR-6 SUPPORTING SCHEDULE                              CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                    MARCH BANK RECONCILIATIONS                                  AND 98-02109
     SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED


A. BANK:                                      THE OHIO BANK     BANK ONE WEST        BANKBOSTON       BANKBOSTON       NATIONAL CITY
B. ACCOUNT NUMBER:                               7067480          625599303           804-81979        898-28038          394035037
C. PURPOSE (TYPE):                            STORE DEPOSITS   STORE DEPOSITS      BBRF PROCEEDS    CASH COLLATERAL    CONCENTRATION

1. BALANCE PER BANK STATEMENT                       1,428.13         1,581.92          (6,233.32)              -         152,886.20
2. ADD: TOTAL DEPOSITS NOT CREDITED                     -                -                   -                 -          28,545.28
3. ADD: OUTSTANDING WIRE TRANSFERS                      -                -                   -                 -               -
4. SUBTRACT: OUTSTANDING CHECKS                   N/A              N/A               N/A              N/A               (243,776.86)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                 -                -                   -                 -               -
6. OTHER RECONCILING ITEMS                              -                -            418,038.49        165,000.00          585.87
7. ADJUSTED BANK BALANCE                            1,428.13         1,581.92         411,805.17        165,000.00       (61,759.51)

8. MONTH END BALANCE PER BOOKS                      1,428.13         1,581.92         411,805.17        165,000.00       (57,467.92)
9. LESS: NSF CHECKS                                     -                -                   -                 -               -
10. LESS: BANK/CREDIT CARD FEES                         -                -                   -                 -               -
11. ADD/(LESS): DEPOSIT DIFFERENCES                     -                -                   -                 -               -
12. OTHER RECONCILING ITEMS (ATTACH LIST)               -                -                   -                 -          (4,291.59)
13. ADJUSTED BALANCE PER BOOKS                      1,428.13         1,581.92         411,805.17        165,000.00       (61,759.51)

14. NUMBER OF LAST CHECK WRITTEN                  N/A              N/A               N/A              N/A              #713426

                                     1 of 2

DEBTOR:                                                     MOR-6 SUPPORTING SCHEDULE                              CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                    MARCH BANK RECONCILIATIONS                                  AND 98-02109
     SUN TV AND APPLIANCES, INC.                                                                                JOINTLY ADMINISTERED


A. BANK:                                           NATIONAL CITY    NATIONAL CITY     NATIONAL CITY       HUNTINGTON
B. ACCOUNT NUMBER:                                  3941035053         394078205         394035045        01891448090
C. PURPOSE (TYPE):                                 WORKERS COMP       PROF. FEES         PAYROLL         OLD PAYROLL

1. BALANCE PER BANK STATEMENT                        33,687.30          1,000.00         35,422.99        202,472.48
2. ADD: TOTAL DEPOSITS NOT CREDITED                       -                 -                 -                 -
3. ADD: OUTSTANDING WIRE TRANSFERS                        -                 -                 -                 -
4. SUBTRACT: OUTSTANDING CHECKS                     (14,608.49)             -           (27,903.17)             -
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS                   -                 -                 -                 -
6. OTHER RECONCILING ITEMS                                -                 -                 -                 -
7. ADJUSTED BANK BALANCE                             19,078.81          1,000.00          7,519.82        202,472.48

8. MONTH END BALANCE PER BOOKS                       22,626.92          1,000.00        (25,259.01)       202,472.48
9. LESS: NSF CHECKS                                       -                 -                 -                 -
10. LESS: BANK/CREDIT CARD FEES                           -                 -                 -                 -
11. ADD/(LESS): DEPOSIT DIFFERENCES                       -                 -                 -                 -
12. OTHER RECONCILING ITEMS (ATTACH LIST)            (3,548.11)             -            32,778.83              -
13. ADJUSTED BALANCE PER BOOKS                       19,078.81          1,000.00          7,519.82        202,472.48

14. NUMBER OF LAST CHECK WRITTEN                   #7378              N/A                #             #1089753


                                     2 of 2

DEBTOR:                                                       CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                           AND 98-02109
     SUN TV AND APPLIANCES, INC.                           JOINTLY ADMINISTERED

                           MOR-6 SUPPORTING SCHEDULE
                           MARCH BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS

OTHER RECONCILING ITEMS:

   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Bank
                                                            ====================
              Credit card receipts held in suspense by bank          418,038.49
                                                            ====================


   BANKBOSTON
   898-28038
   CASH COLLATERAL

         Other reconciling items - Bank
                                                            ====================
              Funds held in suspense by bank                         165,000.00
                                                            ====================


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
                                                            ====================
              Checks shown as outstanding, should be void                585.87
                                                            ====================

         Other reconciling items - Book
              Check void on G/L, paid by bank                         (4,438.84)
              Check stopped on bank, not void on G/L                     147.25
                                                            --------------------

                                                                      (4,291.59)
                                                            ====================


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                            (3,548.11)
                                                            --------------------

                                                                      (3,548.11)
                                                            ====================


   NATIONAL CITY
   394035045
   PAYROLL

         Payroll transfer booked, not made until 4/9/99               32,750.52
         Miscellaneous reconciling items                                  28.31
                                                            --------------------

                                                                      32,778.83
                                                            ====================


                                                                         1 OF 1